UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 1, 2004


                                 FX ENERGY, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                         0-25386                87-0504461
---------------------------------  ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                         84106
         ----------------------------------------           ------------
         (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (801) 486-5555


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On March 1, 2004, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.


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                                ITEM 7. EXHIBITS
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      The following is filed as an exhibit to this report:

                SEC
   Exhibit   Reference
    Number     Number             Title of Document               Location
----------- ------------ ---------------------------------------- --------------

  Item 99.               Other Exhibits
-----------              ---------------------------------------- --------------
    99.01       99       Press Release dated March 1, 2004        Attached



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant


Dated: March 1, 2004                          By  /s/ Scott J. Duncan
                                                 -------------------------------
                                                 Scott J. Duncan, Vice President

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